LETTER TO SHAREHOLDERS                          ACM GOVERNMENT INCOME FUND, INC.
================================================================================

February 12, 1996

Dear Shareholders:

The U.S. bond market continued its impressive, broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Treasury and mortgage obligations both performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rose sharply as positive developments in Latin America and Central Europe encouraged foreign investors.

FUND PERFORMANCE

For the twelve months ended December 31, 1995, ACM Government Income Fund achieved a total return of +28.73% on a net asset value basis, and over the last six months, returned +13.47%. Since its initial public offering in August of 1987, the Fund has provided shareholders with an average annual total return of +10.73% on a net asset value basis.

ECONOMIC REVIEW

While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth appears to have been less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income have slowed and personal debt levels continue to escalate. Growth also remains sluggish in the manufacturing sector. The National Association of Purchasing Management (NAPM) Index was steady at 46% in December but has remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable to the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to further cut interest rates in the months ahead.

INVESTMENT OUTLOOK

It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed base year GDP growth rate of 2.0% in the first six months of the year ("fixed based year" refers to the government's traditional GDP measure versus the new "chain-weighted" measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

In our forecasted interest rate environment, we would expect to maintain a greater percentage of the Fund's assets in Treasury securities than mortgage securities. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in the mortgage market. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds at lower interest rates.

                                                ACM GOVERNMENT INCOME FUND, INC.
================================================================================

Outside the U.S., our long-term outlook for foreign debt remains positive. In emerging markets, we believe risk premiums are still too high and will narrow in many countries where economic prospects are improving. We anticipate maintaining the Fund's positions in non-U.S. government securities to capitalize on the potential price appreciation in those markets.

Thank you for your continued interest and investment in ACM Government Income Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995                               ACM GOVERNMENT INCOME FUND, INC.
================================================================================

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)    U.S. $ Value
----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--87.9%
U.S. TREASURY SECURITIES--74.5%
U.S. Treasury Bonds
     Zero coupon, 5/15/09                      US$      6,250    $ 2,854,187
     Zero coupon, 5/15/10                             112,340     47,910,763
     Zero coupon, 11/15/21                             98,300     20,030,591
     7.125%, 2/15/23 (a)                               15,800     18,066,352
     7.625%, 2/15/25 (a)                               65,050     79,543,791
     11.875%, 11/15/03 (a)                             14,800     20,676,044
     12.375%, 5/15/04 (a)                              32,080     46,445,745
     12.50%, 8/15/14 (a)                               18,700     30,185,914
     14.00%, 11/15/11 (a)                              41,030     68,051,948
U.S. Treasury Notes
     7.875%, 11/15/04 (a)                              70,650     81,777,375
                                                                 -----------
Total U.S. Treasury Securities
     (cost $400,097,057)                                         415,542,710
                                                                 -----------
FEDERAL AGENCY SECURITIES--13.4%
Federal National Mortgage Association
     Zero coupon, 10/09/19                             52,000     11,220,560
Small Business Administration
     Loan Pools (I/O)
     8.25%, 2/15/19 (b)                                18,207     16,683,305
Student Loan Marketing Association
     15.00%, 9/17/96                                   43,920     46,816,085
                                                                 -----------
Total Federal Agency Securities
     (cost $76,789,229)                                           74,719,950
                                                                 -----------
Total U.S. Government and
     Agency Obligations
     (cost $476,886,286)                                         490,262,660
                                                                 -----------
SOVEREIGN DEBT OBLIGATIONS--38.0%
ALGERIA--1.1%
Algeria Loan Assignment
     7.775%, 12/21/96
     (cost $9,918,573)                         FRF     78,476      5,929,384
                                                                 -----------
AUSTRALIA--9.0%
Commonwealth of Australia
     10.00%,10/15/07
     (cost $49,882,361)                        AU$     60,100    $50,370,268
                                                                 -----------
BULGARIA--6.2%
Republic of Bulgaria
     IAB, FRN
     6.75%, 7/28/11(c)
     (cost $33,283,931)                        US$     74,700     34,595,437
                                                                 -----------
ECUADOR--2.9%
Republic of Ecuador
     Discount Bond, FRN
     6.8125%, 2/28/25 (c)
     (cost $16,106,134)                                31,750     16,132,969
                                                                 -----------
MEXICO--5.0%
Mexican Cetes
     36.64%, 1/18/96 (d)                       MXP     67,133      8,481,369
     36.69%, 1/25/96 (d)                               56,092      7,024,237
United Mexican States
     LIBOR/Cetes Index Notes
     46.40%, 11/27/96 (d)(e)(f)                US$     12,000     12,217,500
                                                                 -----------
Total Mexican Securities
     (cost $31,692,652).                                          27,723,106
                                                                 -----------
POLAND--5.6%
Republic of Poland PDI
     3.75%, 10/27/14 (g)
     (cost $30,472,992)                                48,300     31,455,375
                                                                 -----------
RUSSIA--2.5%
Vneshekonombank Loan
     Assignment (h)
     (cost $12,888,341)                        DEM     52,000     13,752,178
                                                                 -----------
SPAIN--5.7%
Government of Spain
     10.00%, 2/28/05
     (cost $30,949,273)                        ESP  3,800,000     31,766,183
                                                                 -----------
Total Sovereign
     Debt Obligations
     (cost $215,194,257)                                         211,724,900
                                                                 -----------

PORTFOLIO OF INVESTMENTS (continued)            ACM GOVERNMENT INCOME FUND, INC.
================================================================================

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)    U.S. $ VALUE
----------------------------------------------------------------------------
NON-U.S. FIXED INCOME SECURITIES--3.4%
Mesa Capital Corp
     12.75%, 6/30/98                           US$     14,700   $  13,009,500
Tribasa Toll Road Trust 1
     10.50%, 12/01/11 (e)                               7,800       5,850,000
                                                                -------------
Total Non-U.S. Fixed
     Income Securities
     (cost $21,182,739)                                            18,859,500
                                                                -------------
OTHER SOVEREIGN DEBT RELATED--0.3%
Bayerische Landesbank Spread Notes--
     U.S. Treasury Bond,
     7.625%, 2/15/25
     versus Brazil Par Bond,
     4.25%, 4/15/24 (i)
     9.125%, 3/28/96                           US$        500   $     518,295
     9.125%, 4/12/96                                      500         546,195
Morgan Guaranty Trust Co.
     Linked to US$
     Unrestructured
     Ivory Coast Loan Assignment
     9.00%, 2/20/96 (j)                                   668         665,196
                                                                -------------
Total Other Sovereign
     Debt Related
     (cost $1,667,800)                                              1,729,686
                                                                -------------
TOTAL INVESTMENTS--129.6%
     (cost $714,931,082)                                          722,576,746
Other assets less
     liabilities --(29.6%)                                       (165,052,071)
                                                                -------------
NET ASSETS--100%                                                 $557,524,675
                                                                =============

(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. Total value of segregated securities amounted to $344,747,169 at December 31, 1995.
(b) Illiquid security. Security, having a cost of $18,206,546, was acquired on June 14, 1994 and represents 2.99% of net assets at December 31, 1995. Interest rate represents yield to maturity, principal amount represents amortized cost.
(c) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1995.
(d)  Stated rate is the annualized yield to maturity at the purchase date.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $18,067,500 or 3.24% of net assets.
(f) Principal amount represents par value at purchase date. The redemption value of this security is based on the greater of a one year LIBOR return formula and an indexing formula based on the cetes yield and the Mexican peso exchange rate.
(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1995.
(h)  Security is in default and is non-income producing.
(i) Principal amount represents par value at purchase date. The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.
(j) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

     Glossary of Terms:
     FRN--Floating Rate Note.
     IAB--Interest Arrears Bonds.
     I/O--Interest Only.
     LIBOR--London Interbank Offered Rate.
     PDI--Past Due Interest Bond.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995                               ACM GOVERNMENT INCOME FUND, INC.
================================================================================

ASSETS
  Investments in securities, at value (cost $714,931,082)........  $722,576,746
  Cash...........................................................     4,219,805
  Receivable for investment securities sold......................    19,112,810
  Interest receivable............................................    16,416,526
  Net unrealized appreciation of forward exchange currency
   contracts.....................................................       499,330
                                                                   ------------
  Total assets...................................................   762,825,217
                                                                   ------------

LIABILITIES
  Payable for investment securities purchased....................   111,969,808
  Loan payable...................................................    90,000,000
  Dividend payable...............................................     2,283,737
  Advisory fee payable...........................................       416,955
  Loan interest payable..........................................       284,062
  Administrative fee payable.....................................        79,709
  Accrued expenses...............................................       266,271
                                                                   ------------
  Total liabilities..............................................   205,300,542
                                                                   ------------

NET ASSETS.......................................................  $557,524,675
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par..........................................  $    570,934
  Additional paid-in capital.....................................   611,683,647
  Distributions in excess of net investment income...............      (518,900)
  Accumulated net realized loss on investments and foreign
   currency transactions.........................................   (62,490,777)
  Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities...................     8,279,771
                                                                   ------------
                                                                   $557,524,675
                                                                   ============

NET ASSET VALUE PER SHARE (based on 57,093,430 shares
  outstanding)...................................................         $9.77
                                                                          =====
--------------------------------------------------------------------------------

See notes to financial statements

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995                    ACM GOVERNMENT INCOME FUND, INC.
================================================================================

INVESTMENT INCOME
 Interest......................................................                  $ 66,411,918

EXPENSES
 Advisory fee..................................................  $  4,626,325
 Administrative fee............................................       885,282
 Transfer agency...............................................       262,304
 Custodian.....................................................       256,260
 Reports and notices to shareholders...........................       183,130
 Audit and legal...............................................       132,730
 Registration fee..............................................        51,577
 Taxes.........................................................        36,300
 Directors' fees...............................................        30,000
 Miscellaneous.................................................        26,520
                                                                 ------------
 Total expenses before interest................................     6,490,428
 Interest expense..............................................     3,984,991
                                                                 ------------
 Total expenses................................................                    10,475,419
                                                                                 ------------
 Net investment income.........................................                    55,936,499
                                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain on investments..............................                    15,642,934
 Net realized loss on options written..........................                    (4,808,830)
 Net realized loss on foreign currency transactions............                    (1,224,911)
 Net change in unrealized depreciation of:
   Investments.................................................                    57,579,610
   Options written.............................................                     5,966,117
   Foreign currency denominated assets and liabilities.........                       986,950
                                                                                 ------------
 Net realized and unrealized gain on investments, options
  written and foreign currency transactions....................                    74,141,870
                                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................                  $130,078,369
                                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31, 1995  DECEMBER 31, 1994
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income.......................................    $ 55,936,499      $  51,145,857
  Net realized gain (loss) on investments, options
   written and foreign currency transactions..................       9,609,193        (80,456,112)
  Net change in unrealized appreciation (depreciation) of
   investments, options written and foreign currency
   denominated assets and liabilities.........................      64,532,677        (60,638,153)
                                                                  ------------      -------------
  Net increase (decrease) in net assets from operations.......     130,078,369        (89,948,408)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income........................     (55,314,678)       (43,243,380)
  Tax return of capital distribution..........................             -0-        (13,276,559)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
   of Common Stock............................................       4,249,825          8,898,161
                                                                  ------------      -------------
  Total increase (decrease)...................................      79,013,516       (137,570,186)

NET ASSETS
  Beginning of year...........................................     478,511,159        616,081,345
                                                                  ------------      -------------
  End of year.................................................    $557,524,675      $ 478,511,159
                                                                  ============      =============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995                    ACM GOVERNMENT INCOME FUND, INC.
================================================================================

INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
  Interest received............................................ $    51,159,802
  Interest expense paid........................................      (3,834,636)
  Operating expenses paid......................................      (6,553,031)
                                                                ---------------
  Net increase in cash from operating activities...............                   $    40,772,135

INVESTING ACTIVITIES:
  Purchases of long-term portfolio investments.................  (2,311,222,263)
  Proceeds from disposition of long-term portfolio
    investments................................................   2,299,383,543
  Purchases of short-term portfolio investments--net...........     (27,232,871)
                                                                ---------------
  Net decrease in cash from investing activities...............                       (39,071,591)

FINANCING ACTIVITIES*:
  Cash dividends paid..........................................     (48,781,116)
  Increase in bank borrowing...................................      45,000,000
                                                                ---------------
  Net decrease in cash from financing activities...............                        (3,781,116)
                                                                                  ---------------
  Net decrease in cash.........................................                        (2,080,572)
  Increase in appreciation of foreign currency.................                               713
  Cash at beginning of year....................................                         6,299,664
                                                                                  ---------------
  Cash at end of year..........................................                   $     4,219,805

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets from operations...................                   $   130,078,369

ADJUSTMENTS:
  Increase in interest receivable.............................. $    (4,009,792)
  Accretion of bond discount...................................     (11,242,324)
  Increase in accrued expenses.................................          87,752
  Net gain on investments......................................     (74,141,870)
                                                                ---------------
    Total adjustments..........................................                       (89,306,234)
                                                                                  ---------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES.................                   $    40,772,135
                                                                                  ===============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995                               ACM GOVERNMENT INCOME FUND, INC.
================================================================================

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the"Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

5. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Distributions in excess of net investment income result from timing differences in the treatment of dividends paid between federal income tax and accounting purposes.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS

Due to permanent differences between the accounting and tax classifications of foreign currency transactions, a $1,224,911 foreign currency loss was reclassified from accumulated net realized loss on investments and foreign currency transactions to distributions in excess of net investment income. This reclassification had no effect on net assets.

                                                ACM GOVERNMENT INCOME FUND, INC.
================================================================================

NOTE B: ADVISORY AND ADMINISTRATIVE FEES

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of the annualized rate of .30 of 1% of the Fund's average weekly net assets up to $250 million, .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities or foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) aggregated $2,330,568,658 and $2,302,262,198, respectively, for the year ended December 31, 1995.

At December 31, 1995, the cost of investments for federal income tax purposes was $715,930,000. Accordingly, gross unrealized appreciation of investments was $19,828,088 and gross unrealized depreciation of investments was $13,181,342, resulting in net unrealized appreciation of $6,646,746 (excluding foreign currency transactions) on a federal income tax basis.

At December 31, 1995, the Fund had a capital loss carryforward of $58,417,067 of which $36,399,960 expires in the year 2002 and $22,017,107 expires in the year 2003. Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the Fund's next fiscal year. In accordance with the Internal Revenue Code, the Fund may elect to defer net foreign currency and capital losses of approximately $1,426,004 and $3,074,792, respectively, until fiscal 1996.

1. FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

NOTES TO FINANCIAL STATEMENTS (cont.)           ACM GOVERNMENT INCOME FUND, INC.
================================================================================

At December 31, 1995, the Fund had outstanding forward exchange currency contracts as follows:

                                                        VALUE ON       U.S.$       UNREALIZED
FOREIGN CURRENCY       SETTLEMENT        CONTRACT     ORIGINATION     CURRENT      APPRECIATION
BUY CONTRACTS             DATE            AMOUNT          DATE         VALUE      (DEPRECIATION)
----------------    -----------------  -------------  ------------  ------------  --------------
Deutsche Marks      1/16/96 - 1/17/96     73,448,965  $ 52,784,831  $ 51,253,701    $(1,531,130)

FOREIGN CURRENCY
SALE CONTRACTS
----------------
Deutsche Marks      1/16/96 - 3/22/96    158,645,931   112,030,612   110,836,821      1,193,791
Japanese Yen         2/6/96 - 9/17/96  2,926,000,000    29,827,796    28,991,127        836,669
                                                                                    -----------
                                                                                    $   499,330
                                                                                    ===========

2. OPTION TRANSACTIONS

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 1995, were as follows:

                                      NUMBER OF
                                      CONTRACTS      PREMIUMS
                                      ---------    ------------
Options outstanding at
  beginning of year                        3       $  1,602,250
Options written                            5         10,280,725
Options terminated in
  closing purchase
  transactions                            (7)       (11,309,475)
Options expired                           (1)          (573,500)
Options outstanding
                                        -----      ------------
  at end of year                          -0-      $        -0-
                                        -----      ------------

                                                ACM GOVERNMENT INCOME FUND, INC.
================================================================================

NOTE D: CAPITAL STOCK

There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 57,093,430 shares outstanding at December 31, 1995, the Adviser owned 9,000 shares. During the years ended December 31, 1995 and 1994, the Fund issued 476,382 and 841,480 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: BANK BORROWING

The Fund has a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). The maximum credit available is $90,000,000 and the average amount of the loan outstanding for the year ended December 31, 1995 was approximately $58,440,000.

The renewable credit facility of $90,000,000 will mature on March 14, 1996 and requires no collateralization.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the year ended December 31, 1995 was 6.82%. The interest rate at December 31, 1995 was 6.3125%. The Fund is also obligated to pay Morgan Guaranty a commitment fee computed at the rate of .25 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

NOTE F: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                     NET REALIZED
                                                    AND UNREALIZED
                                                      GAIN (LOSS)            NET INCREASE
                                                    ON INVESTMENTS,            (DECREASE)
                                                  OPTIONS WRITTEN AND        IN NET ASSETS
                            NET INVESTMENT          FOREIGN CURRENCY         RESULTING FROM        MARKET PRICE
                                 INCOME               TRANSACTIONS             OPERATIONS             ON NYSE
                           --------------------    -------------------    --------------------    ----------------
                            TOTAL        PER         TOTAL       PER        TOTAL         PER
QUARTER ENDED               (000)       SHARE        (000)      SHARE       (000)        SHARE      HIGH     LOW
-----------------          -------    ---------    --------   --------    ---------     -------   -------  -------
December 31, 1995.......   $14,803    $     .26    $ 25,327   $    .44     $ 40,130     $   .70   $ 9.875  $ 9.125
September 30, 1995......    14,530          .26      12,708        .22       27,238         .48   $ 9.750  $ 9.000
June 30, 1995...........    13,456          .24      52,940        .93       66,396        1.17   $ 9.500  $ 8.125
March 31, 1995..........    13,147          .23     (16,833)      (.29)      (3,686)       (.06)  $ 9.750  $ 8.125
                           -------    ---------    --------   --------    ---------     -------
                           $55,936    $     .99    $ 74,142   $   1.30     $130,078     $  2.29
                           =======    =========    ========   ========    =========     =======

December 31, 1994.......   $13,147    $     .23    $(43,029)  $   (.76)   $ (29,882)    $  (.53)  $ 8.750  $ 9.000
September 30, 1994......    13,165          .23      12,471        .22       25,636         .45   $11.128  $ 8.625
June 30, 1994...........    11,499          .21     (35,478)      (.63)     (23,979)       (.42)  $11.375  $10.125
March 31, 1994..........    13,335          .24     (75,058)     (1.34)     (61,723)      (1.10)  $12.500  $10.375
                           -------    ---------    --------   --------    ---------     -------
                           $51,146    $     .91   $(141,094)  $  (2.51)    $(89,948)     $(1.60)
                           =======    =========    ========   ========    =========     =======

FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT INCOME FUND, INC.
================================================================================

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  Year Ended December 31,
                                                   ----------------------------------------------------
                                                      1995      1994       1993       1992       1991
                                                   --------   --------   --------   --------   --------
Net asset value, beginning of year                 $   8.45   $  11.05   $  10.51   $  10.59   $  10.15
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (a)                              0.99       0.91       1.14        .99       1.18
Net realized and unrealized gain (loss) on
     investments, options written and foreign
     currency transactions                             1.30      (2.51)      1.32       (.08)       .51
                                                   --------   --------   --------   --------   --------
Net increase (decrease) in net asset
     value from operations                             2.29      (1.60)      2.46        .91       1.69
                                                   --------   --------   --------   --------   --------

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Dividends from net investment income                  (0.97)      (.76)     (1.15)      (.99)     (1.25)
Distributions from net realized gains                   -0-        -0-       (.53)       -0-        -0-
Tax return of capital distribution                      -0-       (.24)       -0-        -0-        -0-
                                                   --------   --------   --------   --------   --------
Total dividends and distributions                     (0.97)     (1.00)     (1.68)      (.99)     (1.25)
                                                   --------   --------   --------   --------   --------

CAPITAL SHARE TRANSACTIONS
--------------------------
Dilutive effect of rights offering                      -0-        -0-       (.23)       -0-        -0-
Offering costs charged to additional
     paid-in capital                                    -0-        -0-       (.01)       -0-        -0-
                                                   --------   --------   --------   --------   --------
Total capital share transactions                        -0-        -0-       (.24)       -0-        -0-
                                                   --------   --------   --------   --------   --------
Net asset value, end of year                         $ 9.77   $   8.45   $  11.05   $  10.51   $  10.59
                                                   ========   ========   ========   ========   ========
Market value, end of year                            $9.125   $  9.125   $  12.25   $  11.00   $ 11.125
                                                   ========   ========   ========   ========   ========

TOTAL RETURN
------------
Total investment return based on: (b)
     Market value                                     11.37%   (17.67)%     28.89%      8.59%     17.84%
                                                   ========   ========   ========   ========   ========
     Net asset value                                  28.73%   (15.48)%     21.47%      8.97%     17.42%
                                                   ========   ========   ========   ========   ========

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of year (000's omitted)            $557,525   $478,511   $616,081   $509,158   $509,206
Ratio of expenses to average net assets                2.08%      1.60%      1.48%      1.57%      1.93%
Ratio of expenses to average net assets
     excluding interest expense                        1.29%      1.18%      1.17%      1.16%      1.30%
Ratio of net investment income to average
     net assets                                       11.10%      9.56%     10.06%      9.44%     11.66%
Portfolio turnover rate                                 380%       298%       424%       521%       516%
-------------------------------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ACM GOVERNMENT INCOME FUND, INC.
================================================================================

To the Shareholders and Board of Directors
ACM Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Income Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Income Fund, Inc. at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

New York, New York
February 14, 1996

ADDITIONAL INFORMATION                          ACM GOVERNMENT INCOME FUND, INC.
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

ADDITIONAL INFORMATION (cont.)                  ACM GOVERNMENT INCOME FUND, INC.
================================================================================

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Shareholders of the ACM Government Income Fund, Inc. was held on Thursday, May 25, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                              SHARES        SHARES VOTED
                                                                             VOTED FOR    WITHOUT AUTHORITY
-----------------------------------------------------------------------------------------------------------
1. To elect directors:   Class One Directors
                         (term expires in 1998)
                         James R. Greene                                     47,464,878        1,580,917
                         Clifford L. Michel                                  47,517,216        1,528,579

                                                               SHARES          SHARES         SHARES VOTED
                                                              VOTED FOR     VOTED AGAINST        ABSTAIN
-----------------------------------------------------------------------------------------------------------
2.   To ratify the selection of Ernst & Young LLP
     as the Fund's independent auditors for the Fund's
     fiscal year ending December 31, 1995:                    48,083,034        301,399          661,362


                                                ACM GOVERNMENT INCOME FUND, INC.
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White

OFFICERS
Wayne D. Lyski, President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund, Inc. for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM GOVERNMENT INCOME FUND, INC.
SUMMARY OF GENERAL INFORMATION

THE FUND

ACM Government Income Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMIn". The Fund's NYSE trading symbol is "ACG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM GOVERNMENT INCOME FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL [LOGO]


(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR


                                      ACM
              --------------------------------------------------
                                  GOVERNMENT
              --------------------------------------------------
                                  INCOME FUND
              --------------------------------------------------




                                        Annual Report
                                        December 31, 1995





                                        Alliance(R)
                                        Mutual funds without the Mystery